LAND USE RIGHT (Details) (USD $)	Dec. 31, 2013	Dec. 31, 2012
LAND USE RIGHT [Abstract]
Land use right, net	$ 30,997,489	$ 13,625,738
Land use rights	29,009,733
Replacement cost	20,704,280
Total consideration	$ 49,714,013